SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 12, 2001

                        Waste Systems International, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                       0-25998                 95-420366
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)

                          420 Bedford Street, Suite 300
                               Lexington, MA 02420
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (781) 862-3000


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      On January 11, 2001, Waste Systems International, Inc. (the "Company") and its 30 subsidiaries filed voluntary petitions to reorganize their business under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. No trustee, receiver or examiner has been appointed and the Company is continuing to operate as a debtor in possession. A press release relating to these matters is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

99.1  Press Release of the Company dated January 11, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASTE SYSTEMS INTERNATIONAL, INC.


Date: January 12, 2001           By: _________________________________
                                     James L. Elitzak
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1               Press Release of the Company dated January 11, 2001


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Exhibit 99.1

                        Waste Systems International, Inc.
    Lexington Office Park, 420 Bedford Street, Suite 300, Lexington, MA 02420
                       Tel: 781-862-3000; Fax 781-862-2929

FOR IMMEDIATE RELEASE:

Contacts:   Waste Systems International, Inc.
            John Boyer, President and Chief Executive Officer
            James Elitzak, Vice President and Chief Financial Officer
            Tel: 781-862-3000
--------------------------------------------------------------------------------

      WASTE SYSTEMS INTERNATIONAL, INC. FILES FOR CHAPTER 11 REORGANIZATION

Lexington, Massachusetts, January 11, 2001 - Waste Systems International, Inc. ("WSI" "the Company") (NASDAQ: WSII) announced today that the Company and each of its 30 subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U. S. Bankruptcy Code. WSI will continue to operate its business while it seeks to reorganize under Chapter 11. The petitions were filed in U. S. Bankruptcy Court in Wilmington, Delaware on January 11, 2001. Following a review by its Board of Directors of the available alternatives, the Company determined that a Chapter 11 reorganization is in the best long-term interests of the Company and its stakeholders.

"We expect that Chapter 11 will provide the Company with the opportunity to address its financial and capital structure challenges in an orderly and comprehensive fashion," said John Boyer, the Company's President and Chief Executive Officer. "The Company has arranged debtor in possession financing that we expect will provide the Company with sufficient funding to meet the expenses of running our business during the Chapter 11 proceedings. We need to deleverage the Company, and believe that Chapter 11 is the appropriate venue to seek to do that. We look forward to emerging from Chapter 11 as a stronger, more focused player in the waste management industry."

Under Chapter 11, a company is protected from its creditors while it continues to operate its business and to negotiate a repayment plan.

Waste Systems International is a fully integrated non-hazardous solid waste management company that provides solid waste collection, recycling, transfer and disposal services to commercial, industrial, residential and municipal customers within certain regional markets in Vermont, New Hampshire, Massachusetts, New York, Pennsylvania, and the Baltimore/Washington, D.C. area.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and subject to risks. Such statements should be viewed with caution. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the involvement of the Company's creditors in the Chapter 11 proceedings, bankruptcy court approvals incident to the Company's operations in Chapter 11 and the ultimate reorganization of the Company, a history of losses, dependence on management, the uncertain ability to finance the Company's operations and growth, limitations on landfill permitting and expansion, geographic concentration, and the other risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.